UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 30, 2007

STANFORD MANAGEMENT LTD.
(Exact name of registrant as specified in its charter)

Commission File No. 333-108218

Delaware	98-0413066
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

2431 M. de la Cruz
Pasay City, Philippines
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (632) 813-1139

Former name or former address, if changed since last report:

420 - 625 Howe Street
Vancouver, British Columbia, Canada, V6C 2T6

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

          Resignation of Directors and Officers

Following the resignations of Vera McCullough as Secretary Treasurer and as a Director and William Nielsen as Chief Financial Officer, Chief Accounting Officer and as a Director of Stanford Management Ltd. (the “Registrant”), on November 30, 2007, the Registrant appointed Reynan Ballan, Professional Geologist, as Chief Financial Officer, Chief Accounting Officer, Secretary Treasurer and as a Director of the Registrant.

Reynan Ballan is a professional geologist who obtained his Bachelor of Science degree in 2000 from Ateneo University in Manila, Philippines. He is presently employed in conducting geological surveys of mineral properties in the Philippines.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANFORD MANAGEMENT LTD.

By: JANAY B. GREGORIO

Janay B. Gregorio, President
Chief Executive Officer and Director

Date: November 30, 2007